Long-Term Incentive Awards - Weighted-average Assumptions Used in Valuation of Market-based Performance Awards Requiring Cash Settlement Using Monte Carlo Simulation (Details) (2004 Amended and Restated Long-Term Incentive Plan, USD $)
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Performance Retention Awards
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	0.00%	0.00%
Expected price volatility	65.00%	65.00%
Risk-free interest rate	0.20%	0.30%
Stock price (in dollars per share)	$ 6.17	$ 4.44
Fair value (in dollars per share)	$ 3.24	$ 1.83
Market-based Awards (cash settled)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	0.00%
Expected price volatility	65.00%
Risk-free interest rate	0.10%
Stock price (in dollars per share)	$ 6.17
Fair value (in dollars per share)	$ 6.17